UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2005

SPECIALTY UNDERWRITERS' ALLIANCE, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50891 (Commission File Number)	20-0432760 (IRS Employer Identification No.)

222 South Riverside Plaza
Chicago, Illinois 60606
(Address of Principal Executive Offices) (Zip Code)

(888) 782-4672
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

On March 30, 2005, Specialty Underwriters’ Alliance, Inc. issued a press release (the “Financial Press Release”) announcing certain financial information for the year ended December 31, 2004. A copy of the Financial Press Release is included as Exhibit 99.1 hereto.

Item 8.01   Other Events.

The Financial Press Release also contains statements by the Company’s management concerning the outlook for the first quarter of 2005. A copy of the Financial Press Release is included as Exhibit 99.1 hereto.

On March 30, 2005, the Registrant also issued a press release (the “Rating Press Release”) announcing that A.M. Best has assigned a financial strength rating of “B+” (Very Good) to SUA Insurance Company, a wholly-owned subsidiary of the Company, which is the sixth highest of 15 rating levels. A copy of the Rating Press Release is included as Exhibit 99.2 hereto.

Item 9.01   Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

          None.

(b) Pro Forma Financial Information.

          None.

(c) Exhibits:

Exhibit No. 99.1 99.2	Description Press Release dated March 30, 2005 Press Release dated March 30, 2005

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 30, 2005

SPECIALTY UNDERWRITERS' ALLIANCE, INC. By: /s/ Peter E. Jokiel Name: Peter E. Jokiel Title: Chief Financial Officer

INDEX TO EXHIBITS

Current Report on Form 8-K
dated March 30, 2005

Specialty Underwriters' Alliance, Inc.

99.1 99.2	Press Release dated March 30, 2005. Press Release dated March 30, 2005.